SANTA FE PACIFIC PIPELINE PARTNERS, L.P.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          See Exhibit Index included herewith at E-1.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          SANTA FE PACIFIC PIPELINE PARTNERS, L.P.
                                        (Registrant)

                         By: Santa Fe Pacific Pipelines, Inc., as
                         General Partner

     Date: July 29, 1994 By:         /s/ ROBERT L. EDWARDS
                               -------------------------------
                                     Robert L. Edwards
                                   Senior Vice President,
                           Treasurer and Chief Financial Officer
                               (On behalf of the Registrant)

                             EXHIBIT INDEX


   2 Agreement and Plan of Merger dated as of June 29, 1994, between Burlington Northern Inc. and Santa Fe Pacific Corporation. Incorporated by reference to Exhibit 2 to Current Report on Form 8-K dated as of June 29, 1994, of Santa Fe Pacific Corporation (Commission File No. 1-
          8627). *

   2.1 Listing of Schedules to Agreement and Plan of Merger dated as of June 29, 1994 between Burlington Northern Inc. and Santa Fe Pacific Corporation. Incorporated by reference to Exhibit 2.1 to Form 8-K/A, Amendment No. 1 to Current Report dated as of June 29, 1994, of Santa Fe Pacific Corporation (Commission File No. 1-8627). **

   99.1 Letter Agreement dated June 29, 1994, regarding corporate governance issues. Incorporated by reference to Exhibit
          99.1 to Current Report on Form 8-K dated as of June 29, 1994, of Santa Fe Pacific Corporation (Commission File No. 1-8627). *

   99.2 Letter Agreement dated June 29, 1994, regarding disclosure schedules. Incorporated by reference to
          Exhibit 99.2 to Current Report on Form 8-K dated as of June 29, 1994, of Santa Fe Pacific Corporation (Commission File No. 1-8627). *

   99.3 Santa Fe Pacific Corporation Press Release dated June 30, 1994. Incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K dated as of June 29, 1994, of Santa Fe Pacific Corporation (Commission File No. 1-
          8627).


- - ----------

*    Previously filed.

** The schedules are not being filed because they do not contain information which is material to an investment decision. In accordance with Regulation S-K, Item 601(b)(2), the Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.











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